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                                                                    EXHIBIT 10.3

            THE SECURITIES EVIDENCED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE
          "ACT"), AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY, AND
              NOT WITH A VIEW TO THE DISTRIBUTION THEREOF, AND SUCH
            SECURITIES MAY NOT BE SOLD, PLEDGED OR TRANSFERRED UNLESS
           THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT
         COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF
           COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY), REASONABLY
          SATISFACTORY IN FORM AND CONTENT TO THE COMPANY, STATING THAT
            SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND
                  PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

                           MICROFINANCIAL INCORPORATED

       (Incorporated under the laws of The Commonwealth of Massachusetts)

                                     WARRANT

       No. ___

                   To Purchase _______ Shares of Common Stock

         This is to certify that, for value received, _________, having an office at __________________________, or any subsequent holder hereof (the "HOLDER"), is entitled to purchase from MICROFINANCIAL INCORPORATED a Massachusetts corporation (the "COMPANY"), in whole or in part, at an exercise price of $.82 1/2 per share, subject to adjustment as hereinafter provided (the "EXERCISE PRICE"), at any time during the Exercise Period, as defined below, ________ shares of fully paid and non-assessable shares of the Common Stock $0.01 par value, of the Company (the "COMMON STOCK"). This Warrant, any other warrants issued as provided herein and any other warrants issued to the Investors as provided in the Warrant Purchase Agreement, are hereinafter collectively referred to as the "WARRANTS" and all shares of Common Stock and other securities purchased or purchasable upon exercise of this Warrant are hereinafter collectively referred to as "WARRANT SHARES." The number of shares of Common Stock and the Exercise Price are subject to adjustment as hereinafter set forth. Capitalized terms used herein and not expressly defined herein shall have the meanings assigned thereto in that certain Warrant Purchase Agreement dated as of April 14, 2003 by and among the Holder, the other Investors (as defined therein) and the Company, as amended, modified or restated from time to time (as amended, modified or restated, the "WARRANT PURCHASE Agreement"). This

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Warrant has been issued pursuant to, and is entitled to the benefits of the
Warrant Purchase Agreement.

         SECTION 1. EXERCISE OF WARRANT.

         1.1. Time and Manner of Exercise. This Warrant may be exercised by the Holder hereof, in whole or in part, during the Exercise Period (defined below) by surrender of this Warrant, with the form of subscription attached hereto (the "SUBSCRIPTION") completed and duly executed by such Holder, to the Company at its principal office at 10-M Commerce Way, Woburn, Massachusetts 01801, or at such other address as the Company may designate by notice in writing to the Holder hereof at the address of such Holder on the books of the Company. This Warrant shall be exercisable as follows: if all of the Obligations owed by the Borrower to the Lenders pursuant to the Loan Agreement shall not have been paid in full, in cash (other than as a result of a repayment following an Event of Default (as defined in the Loan Agreement)) and all lending commitments thereunder terminated, in each case: (i) prior to June 30, 2004, this Warrant shall be exercisable for up to 50% of the Warrant Shares at a purchase price equal to the Exercise Price and (ii) after June 30, 2004, but prior to September 30, 2004, the this Warrant shall be exercisable for up to 100% of the Warrant Shares at a purchase price equal to the Exercise Price, provided that if the Asta Transaction has (as defined in the Loan Agreement) has closed on or before August 31, 2003 and the Company has complied with the provisions set forth in Section 5.5 and on Annex C of the Second Amendment to the Loan Agreement, this Warrant shall automatically terminate and shall be of no further force or effect. As used herein, the term "EXERCISE PERIOD" shall mean the period commencing on June 30, 2004 and ending at 6:00 p.m. (Boston
Time) on September 30, 2014, unless this Warrant is automatically terminated earlier pursuant to this paragraph. If the last day for the exercise of this Warrant shall not be a Business Day, then this Warrant may be exercised on the next succeeding day which is a Business Day. All Warrants surrendered for exercise shall be canceled.

         1.2. Payment. Payment in an amount equal to the product of (a) the number of shares of Common Stock designated in the Subscription, times (b) the Exercise Price shall be due to the Company, in cash or by certified or official bank check payable to the Company within five (5) Business Days after the date of exercise.

         1.3 Net Issue Election. The Holder hereof may elect to receive, without the payment by such Holder of any additional consideration, shares of Common Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the form of net issue subscription attached hereto duly executed by such Holder, at the office of the Company. Thereupon, the Company shall issue to such Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                   X = Y (A-B)
                                       -------
                                          A

         where:

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         X = the number of shares to be issued to such Holder pursuant to this
         Section.

         Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section.

         A = the fair market value of one share of Company Common Stock, as determined in accordance with the following provisions, as at the time the net issue election is made pursuant to this Section.

         B = the Exercise Price in effect under this Warrant at the time the net issue election is made pursuant to this Section.

                  (a) "FAIR MARKET VALUE" means, with respect to one share of Common Stock, the average of the daily closing prices for a share of Common Stock on the five (5) consecutive trading days commencing immediately before the date of determination of such fair market value. The closing price for each day shall be: (i) if the Common Stock shall be listed or admitted to trading on any national securities exchange, the average of the last reported sales prices on the specified days (or if there is no reported sale on any such trading date, the average of the closing bid and asked prices on such trading date); (ii) if the Common Stock is not traded or admitted to trading on any national securities exchange, the closing price, if reported, or if the closing price is not reported, the average of the closing bid and asked prices, as reported by the New York Stock Exchange or similar source or, if no such source exists, as furnished by two members of the National Association of Securities Dealers, Inc., selected by the Company for that purpose, on the specified dates; (iii) if the Common Stock is not traded or admitted to trading on any national securities exchange or New York Stock Exchange, the Fair Market Value of such shares on such dates as determined in good faith by the Company's Board of Directors; (iv) if the date upon which a determination of the price is made is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's Articles of Organization, then all amounts to be payable per share to holders of the Common Stock pursuant to the Company's Articles of Organization in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the Articles of Organization, assuming for the purposes of this clause (iv) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding on such date. In the event that clause (iii) in the immediately preceding sentence is applicable, the Board of Directors of the Company shall promptly respond in writing to an inquiry by the Holder hereof as to the fair market value of one share of Common Stock.

         1.4 When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in subsection 1.1, and at such time the person or persons in whose name or names any certificate or certificates for shares of Common Stock (or of the other securities or property to which such Holder is entitled upon such exercise in accordance with the terms hereof) shall be issuable upon such exercise as provided in subsection 1.2 or 1.3, as the case may be, shall be deemed to have become the Holder or Holders of record thereof.

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         1.5      Delivery of Stock Certificates, etc. As soon as practicable after the exercise of this Warrant, in whole or in part, and in any event within 10 days thereafter, the Company at its expense will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder may direct:

                  (a) a certificate or certificates for the number of full shares of Common Stock to which such Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash in an amount equal to the same fraction of the Exercise Price of one full share of Common Stock, which shall be paid to the Holders thereof on the Business Day next preceding the date of such exercise;

                  (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, for the number of shares of Common Stock in respect of which this Warrant shall not have been exercised;

                  (c) each certificate representing shares of Common Stock issued upon exercise of this Warrant shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to, or in combination with, any other legend required under applicable state securities law and agreements or by-law provisions relating to the transfer of the Company's securities):

                  THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY, AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF, AND SUCH SECURITIES MAY NOT BE SOLD, PLEDGED OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY), REASONABLY SATISFACTORY IN FORM AND CONTENT TO THE COMPANY, STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

         SECTION 2. INVESTMENT REPRESENTATIONS.

         The Holder hereof understands that this Warrant (and the Common Stock issuable upon exercise of this Warrant) to be purchased by such Holder have not been registered under the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act of 1933, as amended (the "SECURITIES ACT") by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. The

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Holder further understands that neither this Warrant nor the Common Stock issuable upon the exercise of this Warrant may be offered, sold or otherwise transferred, pledged or hypothecated unless or until this Warrant or the Common Stock issuable upon the exercise of this Warrant, as the case may be, is registered under the Securities Act or an exemption form such registration is available. The Holder hereof has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management and to obtain any additional information necessary to verify the accuracy of the information given to such Holder. The Holder hereof represents that such Holder is an accredited investor under Rule 501(a) of Regulation D of the Securities Act and that such Holder is able to bear the economic risk of such Holder's investment in the Company contemplated hereby. The Holder is acquiring this Warrant for its own account without a view to any distribution thereof in violation of the Securities Act.

         SECTION 3. MAINTENANCE OF WARRANT REGISTER; ASSIGNMENT AND TRANSFER AND REPLACEMENT.

         3.1 Registered Holders. The Company will maintain a register containing the name and address of the Holder of this Warrant. The "REGISTERED HOLDER" of this Warrant shall be the person in whose name such Warrant is registered in said warrant register. Any registered Holder of this Warrant may change such Holder's address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the registered Holder of this Warrant shall be mailed, by certified or registered mail, return receipt requested, postage prepaid, or delivered to such registered Holder at its address as shown on the warrant register.

         3.2 Assignment and Transfer of the Warrant. Subject to Section 9 and on the basis of the foregoing representations set forth in Section 2 above, this Warrant has not been registered under the Securities Act, and neither this Warrant nor the rights evidenced hereby shall be assigned, pledged, transferred or otherwise disposed of unless either (a) this Warrant first shall have been registered under the Securities Act, or (b) the Company first shall have been furnished with an opinion of legal counsel reasonably satisfactory to the Company stating that such sale or transfer is an exempted transaction under the Securities Act and, unless such opinion states that such Warrant may be transferred by the transferee immediately after acquisition without registration under the Securities Act, a written agreement by the transferee thereof not to sell or transfer such Warrant without complying with the requirements provided for in this subsection 3.2. Upon surrender of this Warrant to the Company for transfer as an entirety by the registered Holder (as permitted by this Section) at the offices of the Company referred to in Section 1.1 hereof, with the form of assignment attached hereto completed and duly executed by the registered Holder, the Company shall, at the Company's expense, issue a new Warrant of the same denomination to the assignee.

         3.3 Replacement. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue a new Warrant of like tenor and denomination and deliver the same at the holder's expense (a) in exchange and substitution for and upon surrender and cancellation of the mutilated Warrant, or (b) in lieu of the Warrant lost, stolen or destroyed, upon receipt of (i) a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction, and (ii) an indemnity reasonably satisfactory to the Company.

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         SECTION 4. ADJUSTMENT OF STOCK ISSUABLE UPON EXERCISE.

         4.1      Sale of Shares Below Fair Market Value.

                  (a) If at any time or from time to time the Company issues or sells, or is deemed by the provisions of this Section 4.1 to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), other than as a dividend or other distribution on any class of stock as provided in Section
4.2 and other than upon a subdivision or combination of shares of Common Stock as provided in Section 4.3, for an Effective Price (as hereinafter defined) less than the Fair Market Value then and in each such case:

         (i) the number of shares of Common Stock to be received by the Holder hereunder shall be adjusted to that number determined by multiplying (a) the number of shares purchasable hereunder immediately prior to such issuance by (b) a fraction, (i) the numerator of which shall be equal to the number of shares of Common Stock outstanding on a fully-diluted basis (but exclusive of 1,675,000 shares of Common Stock of the Company issuable upon exercise of options to purchase shares of the Company, outstanding on the date hereof, with a strike price above the fair market value of the stock of the Company on the date hereof) immediately after the issuance of such Additional Shares of Common Stock, and (ii) the denominator of which shall be equal to the number of shares of Common Stock outstanding on a fully-diluted basis (but exclusive of 1,675,000 shares of Common Stock of the Company issuable upon exercise of options to purchase shares of the Company, outstanding on the date hereof, with a strike price above the fair market value of the stock of the Company on the date hereof) immediately prior to the issuance of the Additional Shares of Common Stock; and

         (ii) the Exercise Price shall be correspondingly reduced so that the aggregate Exercise Price for all shares of Common Stock covered hereby shall remain unchanged.

                  (b) For the purpose of making any adjustment required under this Section 4.1, the consideration received by the Company for any issue or sale of securities shall (i) to the extent it consists of cash, be computed at the amount of cash received by the Company, (ii) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board of Directors of the Company (the "BOARD") or, at the request of Majority Investors, by an independent appraiser reasonably acceptable to the Company and the Majority Investors, at the Company's expense, and (iii) if Additional Shares of Common Stock, Convertible Securities (as hereinafter defined) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options or, at the request of the Majority Investors, by an independent appraiser reasonably acceptable to the Company and the Majority Investors at the Company's expense.

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                  (c) For the purpose of the adjustment required under this
Section 4.1, if the Company issues or sells, or is deemed to have issued or sold, any rights or options for the purchase of, or stock or other securities convertible into or exchangeable for, whether directly or indirectly, Additional Shares of Common Stock (such convertible or exchangeable stock or securities being hereinafter referred to as "CONVERTIBLE SECURITIES") and if the Effective Price (as hereinafter defined) of such Additional Shares of Common Stock is less than Fair Market Value, then in each case the Company shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise, conversion or exchange thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such rights or options or Convertible Securities, plus, in the case of such rights or options, the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights or options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange thereof. No further adjustment of the Exercise Price or new number of Warrant Shares, adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights or options or the conversion or exchange of any such Convertible Securities. If any such rights or options or the conversion or exchange privilege represented by any such Convertible Securities shall expire without having been exercised, the Exercise Price or the new number of Warrant Shares adjusted upon the issuance of such rights, options or Convertible Securities shall be readjusted to the Exercise Price or, as applicable, the new number of Warrant Shares which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion or exchange of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, if any, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised, or, if applicable, the consideration actually received by the Company for issuing or selling the Convertible Securities actually converted or exchanged, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion or exchange of such Convertible Securities.

                  (d) For the purpose of the adjustment required under this
Section 4.1, if the Company issues or sells, or is deemed by the provisions of this subsection to have issued or sold, any rights or options for the purchase of Convertible Securities and if the Effective Price of the Additional Shares of Common Stock underlying such Convertible Securities is less than Fair Market Value, then in each such case the Company shall be deemed to have issued at the time of the issuance of such rights or options the maximum number of Additional Shares of Common Stock issuable upon conversion or exchange of the total amount of Convertible Securities covered by such rights or options and to have received as consideration for the issuance of such Additional Shares of Common Stock an amount equal to the amount of consideration, if any, received by the Company for the issuance of such rights or options, plus the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights or options and plus the minimum amount of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange of such Convertible Securities. No further adjustment of the Exercise Price or new number of Warrant Shares, adjusted upon the issuance of such rights or options, shall be made as a result of the actual issuance of the Convertible Securities upon the exercise of such rights or options or upon the actual issuance of Additional Shares of Common Stock upon the conversion or exchange of such Convertible Securities. The provisions of paragraph (c) above for the readjustment of the Exercise Price or new number of Warrant Shares upon the expiration of rights or options or the rights of conversion or exchange of Convertible Securities shall apply mutatis mutandis to the rights, options and Convertible Securities referred to in this paragraph (d).

                  (e) "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares of Common Stock issued by the Company on or after the date of this Warrant, including without limitation any and all shares of Common Stock issued to holders of options granted under, the Company's existing stock plan entitled MicroFinancial Incorporated 1998 Equity Incentive Plan (the "PLAN") or the holders of any other options to purchase Common Stock of the Company, whether or not subsequently reacquired or retired by the Company, whether such options are outstanding on the date hereof or issued hereafter, other than shares of Common Stock issued upon exercise of the Warrants.

                  (f) The "EFFECTIVE PRICE" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Company under this Section 4.1, into the aggregate consideration received, or deemed to have been received (including any consideration receivable or payable upon exercise or conversion of such rights or option for the purchase of Additional Shares of Common Stock), by the Company for such issue under this
Section 4.1, for such Additional Shares of Common Stock.

                  (g) Any reduction in the conversion price of any Convertible Security, whether outstanding on the date of this Warrant or thereafter, or the subscription price of any option, warrant or right to purchase Common Stock or any Convertible Security (whether such option, warrant or right is outstanding on the Issue Date or thereafter), to an Effective Price less than Fair Market Value shall be deemed to be an issuance of such Convertible Security and the issuance of all such options, warrants or subscription rights, and the provisions of this Section 4.1 shall apply thereto mutatis mutandis.

                  (h) Record Date Deemed Date of Issuance. In case the Company shall take a record of the Holders of shares of its stock of any class for the purpose of entitling them (i) to receive a dividend or a distribution payable in Common Stock or in Convertible Securities, or (ii) to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Additional Shares of Common Stock issued or sold or deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution, or the date of the granting of such rights of subscription, purchase or other acquisition, as the case may be.

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         4.2      Adjustment for Certain Dividends and Distributions. In case at any time or from time to time, the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor other or additional stock, other securities, cash or property by way of dividend; other than additional shares of Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 4.3 hereof), then and in each such case the holder of this Warrant, on the date such payment is received by such holders of Common Stock or upon the exercise hereof as provided in Section 1 hereof, shall be entitled to receive the amount of other or additional stock, other securities, cash or property which such holder would have received prior to or would have held on the date of such exercise if on the date hereof it had been the holder of record of the number of shares of Common Stock then exercisable pursuant to this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock, other securities, cash or property receivable by such holder as aforesaid during such period, without interest, giving effect to all further adjustments called for during such period by Section 4 hereof.

         4.3. Stock Split and Reverse Stock Split. If at any time there shall occur any stock split, stock dividend, reverse stock split or other subdivision or combination of the Company's Common Stock ("STOCK EVENT"), then the number of shares of Common Stock to be received by the holder of this Warrant shall be appropriately adjusted such that the proportion of (a) the number of shares of Common Stock issuable hereunder to (b) the total number of shares of Common Stock of the Company (on a fully diluted basis, but exclusive of 1,675,000 shares of Common Stock of the Company issuable upon exercise of options to purchase shares of the Company, outstanding on the date hereof, with a strike price above the fair market value of the stock of the Company on the date hereof) prior to such Stock Event is equal to the proportion of (x) the number of shares of Common Stock issuable hereunder to (y) the total number of shares of Common Stock of the Company (on a fully-diluted basis but exclusive of 1,675,000 shares of Common Stock of the Company issuable upon exercise of options to purchase shares of the Company, outstanding on the date hereof, with a strike price above the fair market value of the stock of the Company on the date hereof) after such Stock Event. No adjustment to the Exercise Price shall be made in connection with any adjustment of the number of shares of Common Stock receivable upon exercise of this Warrant, except that the Exercise Price shall be proportionately decreased upon the occurrence of any stock split or other subdivision of the Common Stock and shall be proportionately increased upon the occurrence of any reverse stock split or other combination of Common Stock

         4.4. No Dilution or Impairment. The Company will not, by amendment of its certificate of incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any share of stock receivable upon the exercise of the Warrants

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above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares upon the exercise of all Warrants at the time outstanding.

         4.5. Certificate as to Adjustment. In each case of an adjustment in the number of shares of Common Stock or the number or type of other stock, securities or property receivable on the exercise of the Warrants, the Company at its expense shall cause its chief financial officer (who may be the independent public accountants then auditing the books of the Company) to compute such adjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of (a) the consideration received or to be received by the Company for any Additional Shares of Common Stock issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Exercise Price. The Company will forthwith mail a copy of each such certificate to each Holder of a Warrant at the time outstanding.

         4.6.     Notices of Record Date:   In case:

                  (a) the Company shall take a record of the Holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of the Warrants) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right, or

                  (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another person, or any conveyance of all or substantially all of the assets of the Company to another person, or

                  (c) of any voluntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to each Holder of a Warrant at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is expected to take place, and the time, if any is to be fixed, as of which the Holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of the Warrants) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 30 days prior to the date specified in the notice on which any such action is to be taken.

         4.7. Stock Purchase Rights. If at any time or from time to time, the Company grants or issues to the record holders of the Common Stock any options, warrants or subscription rights other than pursuant to the Plan (collectively, the "STOCK PURCHASE RIGHTS") entitling any such holder to purchase Common Stock or any security convertible into or exchangeable for Common Stock or to purchase any other stock or securities of the Company, upon exercise hereof the Holder shall be entitled to acquire, upon the terms applicable to such Stock Purchase Rights, the aggregate Stock Purchase Rights which the Holder could have acquired if the Holder had been the record Holder of the maximum number of shares of Common Stock issuable upon exercise of this Warrant on the record date for such grant or issuance of such Stock Purchase Rights.

         4.8. Adjustments For Consolidation, Merger, Sale of Assets, Reorganization, Etc. If the Company effects a capital reorganization or reclassification of the stock of the Company (other than a change in par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Company with or into another person (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any change in the Common Stock), or sells or otherwise disposes of all or substantially all the properties and assets of the Company as an entirety to any other person, the Holder of this Warrant, upon the exercise hereof at any time after the consummation of such reorganization, reclassification, consolidation, merger, sale or other disposition, shall be entitled to receive, in lieu of the Common Stock issuable upon such exercise prior to such consummation, the kind and number of shares of stock or other securities or property of the Company or of the corporation resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold or otherwise disposed to which such Holder would have been entitled if immediately prior to such reorganization, reclassification, consolidation, merger, sale or other disposition such Holder had exercised this Warrant. The provisions of this subsection 4.8 shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or other dispositions. The Company shall not effect any such merger, consolidation, or similar reorganization in which the Company does not survive or in which its Common Stock changes, unless prior to or simultaneously with the consummation thereof the successor corporation shall assume by written instrument executed and mailed or delivered to the Holder of this Warrant at the last address of such Holder appearing on the books of the Company, the obligations to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase. Notwithstanding anything to the contrary set forth herein, in the event that the Asta Transaction is consummated by August 31, 2003, the adjustments set forth herein shall not apply and the Warrant shall terminate automatically in accordance with Section 1.1 above.

         4.10 Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of this Warrant after the effective date of such dissolution pursuant to this Section 4 to a bank or trust company as a trustee for the holders of this Warrant.

         4.11 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 4, (excluding the Asta Transaction, if consummated by August 31, 2003, which shall then be governed by Section 1.1) this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation, or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any stock or other securities, including in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant.

         4.12 Calculations Made to Nearest Cent or Full Share. All calculations under this Section 4 shall be made to the nearest cent or to the nearest full share, as the case may be (with one-half of a cent or a share being rounded to the next highest full cent or share).

         4.13 No Duplicate Adjustments. Notwithstanding any provision in this Section 4 to the contrary, no adjustment in the number of shares of Common Stock which the Holder of this Warrant shall be entitled to receive upon the exercise hereof shall be made if, as a result of the antidilution provisions contained in the Company's Articles of Organization, if any, the Holder of this Warrant shall have obtained substantially the same protections against dilution resulting from the sale of the Company's capital stock at a price below the exercise price of this Warrant which are intended to be provided by the provisions of this Section 4.

         SECTION 5. OTHER NOTICES. In case at any time:

                  (a) the Company shall declare any dividend or other distribution upon its Common Stock payable in stock; or make any special dividend or other distribution (other than regular cash dividends) to the Holders of its Common Stock; or

                  (b) the Company shall propose a subdivision of its outstanding Common Stock into a greater number of shares of Common Stock or propose a combination of its outstanding Common Stock into a smaller number of shares of Common Stock; or

                  (c) the Company shall offer for subscription pro rata to the Holders of its Common Stock or Common Stock any additional shares of stock of any class or other rights; or

                  (d) the Company shall propose any capital reorganization or any reclassification of capital stock of the Company or any consolidation, merger or sale of all or substantially all of its properties and assets; or

                  (e) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each of said cases, the Company shall cause notice thereof to be mailed to the Holder of this Warrant at the last address appearing on the books of the Company or given by such Holder to the Company for the purpose of notice. Such notices shall be mailed at least thirty (30) days prior to the date on which the books of the Company shall close, or a record date shall be taken for such dividend, distribution, stock split or combination or issue of rights or to vote upon such capital reorganization, reclassification, consolidation, merger or sale of properties and assets, as the case may be, and shall specify such record date or date for the closing of the transfer books.

         SECTION 6. RESERVATION OF STOCK ISSUABLE UPON EXERCISE.

         The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for issuance and delivery upon the exercise of this Warrant, such number of its shares of Common Stock as shall from time to time be issuable upon the exercise of this Warrant; and if at any time the number of authorized but unissued shares of its Common Stock shall not be sufficient for such purpose, the Company will take such corporate actions as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of its Common Stock to such number of shares as shall be sufficient for such purpose.

         SECTION 7. RIGHTS AS STOCKHOLDER.

         The registered Holder of this Warrant, as such, shall not be entitled to vote or receive dividends or be deemed the Holder of shares of Common Stock for any purpose, nor shall anything contained in this Warrant be construed to confer upon the registered Holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any action by the Company (whether upon any recapitalization, issue of shares, reclassification of shares, consolidation, merger, conveyance or otherwise), receive notice of meetings or other action affecting stockholders (except for notices provided for in this Warrant), receive dividends or subscription rights, or otherwise until this Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof shall have become deliverable as provided in Section 1 hereof, at which time the person or persons in whose name or names the certificate or certificates for the shares of Common Stock being purchased are to be issued shall be deemed the holder or holders of record of shares of Common Stock for all purposes.

         SECTION 8. REMEDIES.

         The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         SECTION 9. TRANSFERABILITY.

         This Warrant may be transferred or assigned in whole or in part by the Holder either to an affiliate (as that term is defined in the Securities Act) of the Holder or to anyone else except for a competitor if the Holder has complied with the terms and conditions of (i) this Warrant and (ii) all applicable federal and state securities laws; provided however that (other than in the case of a transfer or assignment of this Warrant to an affiliate of the Holder), such compliance shall include, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company. Subject to the provisions of this Warrant with respect to compliance with the Securities Act, title to this Warrant may be transferred by endorsement (by the Holder executing the Form of Assignment annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery. For purposes of this Agreement, "competitor" shall mean any company that is primarily engaged in the business of manufacturing, selling, licensing or developing products that are competitive with products being manufactured, sold, leased, developed or licensed by the Company on the date hereof.

         SECTION 10. NOTICES, ETC.

         All notices and other communications from the Company to the Holder of this Warrant shall be mailed by recognized overnight courier first class registered or certified air mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder, or, until an address is so furnished, to and at the address of the last Holder of this Warrant who has so furnished an address to the Company.

         SECTION 11. MISCELLANEOUS.

         This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in The Commonwealth of Massachusetts and shall be construed and enforced in accordance with and governed by the laws of such commonwealth. All section headings herein are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or unenforceability of any other provision.

         IN WITNESS WHEREOF, MICROFINANCIAL INCORPORATED has caused this instrument to be duly executed by its duly authorized officer this 14th day of April, 2003.

Attest:                                           MICROFINANCIAL INCORPORATED

___________________________________               By: __________________________
Assistant Clerk                                       __________________________
                                                               Print Name

                                                  Title: _______________________

ELECTION TO PURCHASE

MICROFINANCIAL INCORPORATED
10-M Commerce Way
Woburn, Massachusetts 01801

Ladies and Gentlemen:

         The undersigned hereby subscribes for _______ shares of the Common Stock of MICROFINANCIAL INCORPORATED covered by the within Warrant and tenders payment herewith in the amount of $________________ in accordance with the terms thereof.

         Such payment is hereby tendered in the form of $ in cash or certified or bank check.

         You are instructed as follows:

         1.       To issue certificate(s) for said shares to

                  Name:

                  Address:

         2. To deliver said certificate(s) by registered mail, return receipt requested, to

                  Name:

                  Address:

                                                          Very truly yours,

                                                          [INSERT HOLDER]

                                                          ______________________
                                                          Name:
                                                          Title:
                                                          Address:

         NET ISSUE ELECTION SUBSCRIPTION FORM

         (TO BE EXECUTED UPON EXERCISE OF WARRANT PURSUANT TO SECTION 1.3)

                  The undersigned hereby irrevocably elects to exchange its Warrant for such shares of Common Stock pursuant to the Net Issue Election provisions of the within Warrant, as provided for in Section 1.3 of such Warrant.

         Please issue a certificate or certificates for such Common Stock in the name of:

         Name:       ________________________________
         Address:    ________________________________
                     ________________________________
         SSN:        __________________________

         (Please PRINT name, address and social security number in the spaces provided above).

         Signature:   _______________________________

         Note: the above signature should correspond exactly with the name on the first page of the Warrant or with the name of the Assignee appearing on the assignment form attached to such Warrant.

         And if said number of shares shall not be all the shares exchangeable or purchasable under the within Warrant, a new Warrant is to be issued in the name of the above for the balance remaining of the shares purchasable rounded up to the next higher number of shares.

FORM OF ASSIGNMENT

[To be signed only upon transfer of Warrant]

For value received, the undersigned hereby sells, assigns and transfers unto ____________ _______________________________ the right represented by the within
Warrant to purchase ___________ shares of Common Stock of MICROFINANCIAL INCORPORATED to which the within Warrant relates, and appoints
_____________________ Attorney to transfer such right on the books of MICROFINANCIAL INCORPORATED with full power of substitution in the premises.

Dated:

                                    ____________________________________________
                                    (Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

(Address)

Signed in the presence of:

______________________________

                           MicroFinancial Incorporated
                             List of Warrantholders
                                       and
                            Number of Warrant Shares
                                 April 14, 2003

           LENDER                                     NUMBER OF WARRANT SHARES
-------------------------------------------------------------------------------
Fleet National Bank                                          48,891
-------------------------------------------------------------------------------
Banknorth, N.A.                                              27,937
-------------------------------------------------------------------------------
Brown Brothers Harriman & Co.                                13,969
-------------------------------------------------------------------------------
Citibank                                                     16,762
-------------------------------------------------------------------------------
Citizens Bank of Massachusetts                               34,922
-------------------------------------------------------------------------------
Keybank National Association                                 34,922
-------------------------------------------------------------------------------
National City Bank                                           27,937
-------------------------------------------------------------------------------
U.S. Bank                                                    41,906
-------------------------------------------------------------------------------
Union Bank of California, N.A.                               20,953
-------------------------------------------------------------------------------

                                       3